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                                                                    EXHIBIT 10.1


                           FACTORY POINT BANCORP, INC.

                1999 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
   (as assumed by Berkshire Hills Bancorp, Inc. effective September 21, 2007)


1.       PURPOSE OF THE PLAN.
         -------------------

         The purpose of the Factory Point Bancorp, Inc. 1999 Stock Option Plan for Non-Employee Directors is to promote the success of Factory Point Bancorp, Inc. (the "Company") by attracting and retaining non-employee directors of the Company and its wholly-owned subsidiary, Factory Point National Bank (the "Bank"), by supplementing their cash compensation and providing a means for them to increase their holdings of common stock of the Company.


2.       DEFINITIONS.
         -----------

         As used herein, the following definitions shall apply:

         2.0 "Annual Meeting Date" means the date of the Annual Meeting of the shareholders of the Company at which directors are elected.

         2.1 "Bank" means Factory Point National Bank, a wholly-owned subsidiary of the Company.

         2.2      "Code" means the Internal Revenue Code of 1986, as amended.

         2.3 "Committee" means any committee of the Company Board designated by the Company Board to administer the Plan pursuant to Section 4 hereof.

         2.4 "Common Stock" means the Common Stock, par value $1.00 per share, of the Company.

         2.5 "Company" shall refer to Factory Point Bancorp, Inc., a Delaware corporation.

         2.6 "Company Annual Meeting" means the annual meeting of the shareholders of the Company (as described in the By-Laws of the Company) at which directors are elected.

         2.7      "Company Board" means the Board of Directors of the Company.

         2.8 "Eligible Director" means, as of any date and/or time, any person who is a member of the Company Board or the Bank Board and who is not an employee, full time or part time, of the Company, the Bank or any of their Subsidiaries as of such date and/or time; an advisory, emeritus or honorary director of the Company or the Bank shall not be considered a member of the Company Board or the Bank Board, as the case may be, and shall not be an "Eligible Director" for purposes of this Plan.

         2.9 "Fair Market Value" as of any date means the market price of the Shares, determined by the Company Board as follows:

                  (a) If the Shares were traded over-the-counter on the date in question and the Stock was classified by Nasdaq as a national market issue (or, in the judgment of the Company Board, a comparable designation), then the Fair Market Value shall be equal to the average of the high and low sales prices of the Shares reported in Nasdaq trading for that date or if no reported sale of Shares shall have occurred on such date, then on the next preceding day on which there was a reported sale.

                  (b) If the Shares were traded over-the-counter on the date in question but the Stock was not classified by Nasdaq as a national market issue (or, in the judgment of the Company Board, a comparable designation), then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the Nasdaq system for such date.

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                  (c) If the Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

                  (d) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Company Board in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Company Board shall be based on the prices reported in the Eastern Edition of THE WALL STREET JOURNAL. Such determination shall be conclusive and binding on all persons.

         2.10 "Option" means a stock option granted pursuant to this Plan, which shall be nonstatutory options not intended to qualify under Section 422 of the Code.

         2.11 "Option Agreement" means the agreement between the Company and an Optionee for the grant of an option.

         2.12 "Option Price" means the purchase price for Shares to be purchased pursuant to an Option, which shall be the Fair Market Value as of the date of grant.

         2.13 "Option Stock" means stock subject to an Option granted pursuant to this Plan.

         2.14     "Optionee" means a person who receives an Option.

         2.15 "Plan" means this 1999 Stock Option Plan for Non-Employee Directors, as the same may be amended from time to time by the Company Board.

         2.16     "Shares" means shares of the Common Stock.

         2.17     "Subsidiary" means a "subsidiary corporation" as defined in
Section 424(f) and (g) of the Code.


3.       STOCK SUBJECT TO THE PLAN.
         -------------------------

         The maximum number of Shares which may be optioned and sold under the Plan shall be 25,000 Shares, subject to adjustment in accordance with Section 10 hereof. Such Shares shall be authorized but unissued Shares or Shares reacquired by the Company, including, without limitation, Shares purchased in the open market or in private transactions. If an Option should be canceled or terminated or expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for the grant of other Options under the Plan and shall not be counted against the total number of Shares.


4.       ADMINISTRATION OF THE PLAN.
         --------------------------

         This Plan shall be administered by the Company Board or any Committee of the Company Board so designated by the Company Board, which Board or Committee, as the case may be, shall have authority to adopt such rules and regulations, and to make such determinations as are not inconsistent with the Plan and are necessary or desirable for its implementation and administration. If any such Committee is designated by the Company Board, references herein to administrative actions or authority of the Company Board shall be deemed to refer to actions or authority of the Committee, unless the context otherwise requires.

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5.       GRANT OF OPTIONS.
         ----------------

         5.1      Discretionary Annual Grants. An Option to purchase between 250
                  ---------------------------
and 500 Shares (as adjusted pursuant to Section 10) may be granted each year, in the discretion of the Company Board, based on the performance of the Company for the prior calendar year. In the discretion of the Company Board, grants may occur immediately following the Company Annual Meeting, to each Eligible Director as of such time:

                 (a) who is a director of the Company, or

                 (b) who is a director of the Bank but not a director of the
                     Company.

Such grants may, in the discretion of the Company Board, begin with the Company Annual Meeting at which the Plan is approved by shareholders of the Company.

         5.2      Adjustment.  Any  outstanding  Option shall be subject to
                  ----------
adjustment  from time to time in accordance with Section 10 hereof.


6.       TERM OF PLAN.
         ------------

         This Plan shall become effective immediately following approval by the shareholders of the Company, and shall continue in effect until all Options granted hereunder have expired or been exercised, unless sooner terminated under the provisions hereof.

7.       TERMS OF OPTION AGREEMENT.
         -------------------------

         Upon the grant of each Option, the Company and the Eligible Director shall enter into an Option Agreement which shall specify the Grant Date and the Option Price, and shall include or incorporate by reference this Plan, including the substance of all of the following provisions and such other provisions consistent with this Plan as the Company Board may determine.

         7.1    Term. The term of the Option shall not exceed ten years from its
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Grant Date, subject to earlier termination in accordance with Sections 7.6,
10.2, 10.3 or 10.4 hereof.

         7.2    Exercisability.  The Option shall be immediately exercisable.
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         7.3    Option Price. The purchase price of the Shares subject to each
                ------------
Option (the "Option Price") shall be no less than 100% of the Fair Market Value thereof on the date such Option is granted.

         7.4    Payment of Purchase Price. The entire purchase price of the
                -------------------------
Shares issued upon exercise of Options shall be payable in cash at the time when such Shares are purchased or with Shares which have already been owned by the Optionee for more than six months, or by a combination of cash and previously owned Shares. The previously owned Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. Unless prohibited by the Company Board, payment of the purchase price may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the purchase price; provided that the Company shall not be required to deliver certificates for the Shares purchased upon exercise of an Option until it has received full payment, including payment of such sale proceeds.

         7.5    Nontransferability. No Option shall be transferable otherwise
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than by will or the laws of descent and distribution, and an Option shall be exercisable during the Eligible Director's lifetime only by the Eligible
Director.

         7.6    Termination of Eligible Director Status. If an Eligible
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Director's status as an Eligible Director terminates for any reason, an Option held at the date of termination of Eligible Director status may be exercised in whole

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or in part at any time within one year after the date of such termination (but in no event after the term of the Option expires) and shall thereafter automatically terminate.

8.       USE OF PROCEEDS.
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         Proceeds from the sale of Shares pursuant to this Plan shall be used by the Company for general corporate purposes.

9.       EXERCISE OF OPTIONS.
         -------------------

         9.1    Procedure for Exercise. An Option may be exercised, in whole or
                ----------------------
in part, from time to time prior to its expiration or termination. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. The minimum number of Shares with respect to which an Option may be exercised at any one time shall be one hundred (100) Shares, unless the number purchased is the total number at the time available for purchase under the Option. An Option may not be exercised for a fractional Share. No Option may be exercised after the expiration of its term as specified in Section 7.1. Until the issuance of the stock certificates (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to Option Shares notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for which the record date is prior to the date the stock certificates are issued except as provided in
Section 10 of the Plan.

         9.2     Exercise Following Death or Disability. In the case of
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Optionee's death, exercise shall be by the person or persons (including his estate) to whom his rights under such Option shall have passed by will or by laws of descent and distribution.

         9.3     Compliance with Law; Legend on Shares. The exercise of each
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Option shall be on the condition that the purchases of Shares or other securities thereunder shall be for investment purposes, and not with a view to resale or distribution unless the Shares or other securities subject to such Option are registered under the Securities Act of 1933, as amended, and any applicable state laws, or if in the opinion of counsel for the Corporation such registration is not required under the Securities Act of 1933 or any other applicable law, regulation or rule of any state or governmental agency. Any Share certificate may bear legends and statements the Company Board shall deem advisable to assure compliance with federal and state laws and regulations.

10.      ADJUSTMENT UPON CHANGES IN CAPITALIZATION.
         -----------------------------------------

         10.1   Changes in Capitalization. If the number of Shares of the
                -------------------------
Company as a whole are increased, decreased or changed into, or exchanged for, a different number or kind of shares or securities of the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kind of shares subject to this Plan, in the initial number and kind of shares to be subject to Options to be granted pursuant to Section 5 hereof subsequent to such event, and in the number, kind and per share exercise price of Shares subject to unexercised Options or portions thereof granted prior to any such change. Any such adjustment in an outstanding Option, however, shall be made without a change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the price for each Share covered by the Option. A change in only the par value of the Shares shall not require any adjustment in the number of Shares subject to the Option.

         10.2    Acquisition. Any agreement to which the Company is a party
                 -----------
which provides for any merger, consolidation or similar transaction of the Company with or into another corporation whereby the Company is not to be the surviving corporation may provide, without limitation, for the assumption of outstanding Options by the surviving corporation or its parent, for accelerated vesting and accelerated expiration, or for an equitable mandatory settlement of

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outstanding Options in cash based on the consideration paid to shareholders in such transaction and all outstanding Options shall be subject to such agreement. In any case where the Options are assumed by another corporation, appropriate equitable adjustments as to the number and kind of shares or other securities and the per share purchase prices shall be made.

         10.3    Fractional Shares. No fractional Shares shall be issued under
                 -----------------
the Plan on account of any adjustment specified above; provided, however, that prior to exercise, fractional Shares shall be carried through in adjustments of Shares subject to outstanding Options. In determining the initial number of shares to be subject to Options granted subsequent to any event causing an adjustment pursuant to this Section 10, Options for fractional shares shall not be granted and the initial adjusted number of shares to be subject to such Options shall be rounded down, if necessary, to the nearest whole number. In the event that an Option is exercised for all full or whole Shares subject to the Option, the Option shall be deemed rounded down to the nearest whole number and, upon exercise for such whole number of Shares, the Option shall terminate.

         10.4    Dissolution or Liquidation. Upon the dissolution or liquidation
                 --------------------------
of the Company, this Plan and the Options issued thereunder shall terminate.

         10.5    Determinations by the Company Board or Committee. All
                 ------------------------------------------------
determinations as to appropriate adjustments pursuant to this Section 10 shall be made by the Company Board or, if the Company Board has designated a Committee to administer the Plan as provided in Section 4 hereof, by the Committee and all such determinations shall be binding and conclusive on all parties.

11.      APPROVAL, AMENDMENT AND TERMINATION OF THE PLAN.
         -----------------------------------------------

         11.1    Approval. This Plan shall be adopted by the Company Board, and
                 --------
shall be presented to the shareholders of the Company for their approval by vote of a majority of such shareholders present, or represented, and entitled to vote at a meeting duly held.

         11.2   Amendment, Termination or Suspension. To the extent permitted by
                ------------------------------------
applicable law, the Company Board may amend, suspend, or terminate the Plan at any time in its sole and absolute discretion; provided, however, that notwithstanding anything to the contrary herein, no amendment may be adopted to increase the number of securities that may be issued under the Plan (except as specified in Section 10 hereof), materially increase the benefits accruing to recipients or materially modify the requirements for eligibility to participate in the Plan, without the approval of the shareholders of the Company.

         11.3   Effect of Termination or Suspension by the Company Board. Any
                --------------------------------------------------------
termination or suspension of the Plan by the Company Board pursuant to Section
11.2 shall not affect Options already granted and, except as otherwise provided herein in Section 10.2 and 10.4, such Options shall remain in full force and effect as if this Plan had not been terminated or suspended. No Option may be granted while the Plan is suspended or after it is terminated. Except as provided in Sections 10.2 and 10.4, rights and obligations under any Option granted while this Plan is in effect shall not be altered or impaired by suspension or termination of this Plan, except with the consent of the person to whom the Option was granted.


12.      CONDITIONS UPON ISSUANCE OF SHARES.
         ----------------------------------

         The Company shall not be required to issue any certificate or certificates for Shares upon the exercise of an Option granted under the Plan or to record as a holder of record of Shares the name of the individual exercising an Option under the Plan, without obtaining to the complete satisfaction of the Company Board, the approval of all regulatory bodies deemed necessary by the Company Board and without complying, to the Company Board's complete satisfaction, with all rules and regulations under federal, state or local law deemed applicable by the Company Board. Inability of the Company to obtain authority from any regulatory body having jurisdictional authority deemed by its counsel to be necessary to the lawful issuance and sale of any Shares hereunder, or for the Company to be in compliance with all rules, regulations and orders applicable to it, shall relieve the Company of any liability in respect to the nonissuance or sale of such Shares as to which such requisite authority shall not have been obtained.

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13.      RESERVATION OF SHARES.
         ---------------------

         The Company, during the terms of this Plan, will at all times reserve and keep available a number of Shares as shall be sufficient to satisfy the requirements of the Plan.

14.      GENERAL PROVISIONS.
         ------------------

         14.1    No Additional Rights. The establishment of the Plan shall not
                 --------------------
confer upon any Eligible Director any legal or equitable right against the Company, the Bank or the Company Board, except as expressly provided in the Plan.

         14.2    No Contract. The Plan does not constitute inducement for the
                 -----------
service of any Eligible Director, nor is it a contract between the Company and any Eligible Director or between the Bank and any Eligible Director. Participation in the Plan shall not give any Eligible Director any right to be retained in the service of the Company or the Bank.

         14.3   No Restrictions on Issuances of Other Shares and Securities.
                -----------------------------------------------------------
Neither the adoption of this Plan, nor its submission to the shareholders, shall be taken to impose any limitations on the powers of the Company, its Subsidiaries or any other of its or their affiliates to issue, grant, award or assume stock or options, warrants or rights to purchase or receive stock, otherwise than under this Plan, or to adopt other stock plans or to impose any requirement of shareholder approval upon the same.

         14.4    Not Subject to Claims of Creditors. The interests of any
                 ----------------------------------
Eligible Director under the Plan are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered.

         14.5   References to Statutes or Regulations. Any reference contained
                -------------------------------------
in this Plan to a particular section or provision of law, rule or regulations, including, but not limited to, the Internal Revenue Code of 1986 and the Securities Exchange Act of 1934, both as amended, shall include any subsequent enacted or promulgated section or provision of law, rule or regulation, as the case may be, of similar import.

         14.6   Persons Subject to Section 16. With respect to persons subject
                -----------------------------
to Section 16 of the Securities Exchange Act of 1934, as amended, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or any successor rule that may be promulgated by the Securities and Exchange Commission, and to the extent any provision of this Plan or action by the Company Board or any Committee designated by the Company Board fails to so comply, it shall be deemed null and void, to the extent permitted by applicable law and deemed advisable by the Company Board or any Committee designated by the Company Board.

         14.7    Governing Law. The Plan shall be governed, construed and
                 -------------
administered in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

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